SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                      ------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  May 15, 2002



                            MAVERICK TUBE CORPORATION
                  ---------------------------------------------

             (Exact Name of Registrant as Specified in its Charter)



         Delaware                   1-10651                   43-1455766
         --------                   -------                   ----------
(State or Other Jurisdiction     (Commission                (IRS Employer
      of Incorporation)           File Number)            Identification No.)



16401 Swingley Ridge Road, Suite 700, Chesterfield, Missouri           63017
------------------------------------------------------------           -----
 (Address of Principal Executive Offices)                            (Zip Code)


                                 (636) 733-1600

              (Registrant's telephone number, including area code)

                                 Not applicable.
                 -----------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.

     On May 15, 2002, Maverick Tube Corporation issued a press release announcing a follow-on offering of 5,000,000 shares of common stock.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits

Exhibit                    Description

99.1                       Text of Press Release dated May 15, 2002 issued by
                           Maverick Tube Corporation

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:   May 15, 2002


                            MAVERICK TUBE CORPORATION



                            By: /s/ Pamela G. Boone
                                -----------------------------------------
                                Pamela G. Boone
                                Vice President-Finance and Administration
                                 and Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit         Description

99.1            Text of Press Release dated May 15, 2002 issued by Maverick Tube
                Corporation

                                                                    Exhibit 99.1

FOR IMMEDIATE RELEASE                              May 15, 2002

For further information contact:                   Pamela G. Boone
                                                   Vice President Finance, CFO
                                                   636-733-1600

================================================================================

                            MAVERICK TUBE CORPORATION
                   Announces Offer to Sell Five Million Shares

================================================================================

     St. Louis, May 15, 2002 - Maverick Tube Corporation (NYSE:MVK), a leading North American producer of welded tubular steel products used in energy and industrial applications, today announced the follow-on offering of five million shares of common stock through JPMorgan Securities Inc. as sole bookrunner, and Deutsche Bank Securities Inc. and Raymond James & Associates, Inc., as co-managers. This offering is being made under Maverick's shelf registration statement previously filed with and declared effective by the Securities and Exchange Commission.

     The net proceeds from this offering will be used to fund a portion of the cash purchase price for Maverick's possible acquisition of the Tubular Division of North Star Steel Company if Maverick's proposal to acquire the North Star Steel Tubular Division is accepted. North Star Steel Company and Cargill, Incorporated are currently soliciting offers to purchase the North Star Steel Tubular Division from an unknown number of potential bidders. There can be no assurance that Maverick will prevail in the bidding process for, or finally consummate the acquisition of, the North Star Steel Tubular Division. The North Star Steel Tubular Division is a leading manufacturer of steel tubing products made through a seamless manufacturing process for the energy industry.

     If Maverick is not the successful bidder for or does not consummate the acquisition of the North Star Steel Tubular Division, the net proceeds of this offering will be used to pay down a portion of Maverick's outstanding indebtedness or for working capital and other general corporate purposes.

     This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which an offer, solicitation or sale would be unlawful prior to registration or qualification under the security laws of any such state.

     Information included in this release contains "forward-looking statements" within the meaning of the federal securities laws. Such statements are inherently subject to risk and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual events, financial and otherwise, may differ materially from the events and results discussed in the forward-looking statements. The reader is directed to Maverick's various filings with the Securities and Exchange Commission, including the prospectus supplement and accompanying prospectus filed today relating to the offering.